UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   September 7, 2004

                           Frequency Electronics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       1-8061                      11-1986657
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(State or Other Jurisdiction    (Commission File               (IRS Employer
of Incorporation)                    Number)                 Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, New York                 11553
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 (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:   (516) 794-4500


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant


     On September 7, 2004, Frequency Electronics, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent auditors. The Audit Committee reviewed and approved of the dismissal. On September 7, 2004, the Audit Committee of the Board of Directors of the Company engaged Holtz Rubenstein & Co., LLP ("Holtz Rubenstein") as the Company's independent auditors for the fiscal year ending April 30, 2005.

     The reports of PwC on the Company's financial statements for the years ended April 30, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for the years ended April 30, 2003 and 2004 and the subsequent interim period through September 7, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company's financial statements for such years.

     No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended April 30, 2003 and 2004 and the subsequent interim period through September 7, 2004.

     The Company provided PwC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. The Company has received a letter from PwC addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of that letter, dated as of September 10, 2004, is attached hereto as Exhibit 16.

     During the Company's two fiscal years ended April 30, 2003 and 2004 and the subsequent interim period through September 7, 2004, the Company has not consulted with Holtz Rubenstein regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

     A copy of the press release announcing this change in auditors is attached hereto as Exhibit 99.1.


Item 9.01 (c).    Exhibits.

     16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated as of September 10, 2004, acknowledging its agreement with the statements made in this Current Report on Form 8-K.

     99.1 Press  Release of Frequency  Electronics,  Inc.,  dated  September 10,
          2004.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Frequency Electronics, Inc.

Date:  September 10, 2004
                                                          /s/ Alan Miller
                                                          ---------------
                                                        Name: Alan Miller
                                                        Title:   Treasurer and
                                                         Chief Financial Officer

                                  EXHIBIT INDEX


                                                                    Paper (P) or
Exhibit No.                        Description                    Electronic (E)

   16      Letter from PricewaterhouseCoopers LLP to the Securities       E
           and Exchange Commission, dated as of September 10, 2004, acknowledging its agreement with the statements made in this Current Report on Form 8-K.

   99.1    Press Release of Frequency Electronics, Inc., dated            E
           September 10, 2004.

                                                                    Exhibit 16


PricewaterhouseCoopers LLP
401 Broad Hollow Road
Melville, NY 11747-4862


September 10, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Frequency Electronics, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated September 7, 2004. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP

                                                                    Exhibit 99.1

                                  PRESS RELEASE

                  APPOINTMENT OF AUDITORS FOR FISCAL YEAR 2005

Mitchel Field, NY, September 10, 2004 - Frequency Electronics, Inc. (FEI-AMEX) announced today that its Audit Committee has appointed Holtz Rubenstein & Co., LLP, to be the Company's auditors for the Fiscal Year ending 30 April 2005. Holtz Rubenstein is an independent public accounting firm with offices in New York City and Melville, Long Island. The firm is registered with the Public Companies Accounting Oversight Board (PCAOB) under the Sarbanes-Oxley Act of 2002. The firm has been a member of the SEC and Private Companies Practices Section of the American Institute of Certified Public Accountants (AICPA) for 25 years. They are members of the DFK International accounting association.

Holtz Rubenstein has previously provided tax services to FEI and audits of the Company's employee benefit plans. They will audit FEI's financial statements, perform interim reviews, prepare corporate tax filings, and support the additional requirements of the Sarbanes-Oxley Act on a very cost-effective basis. Holtz Rubenstein is a highly-regarded regional CPA firm with strong international associations to service FEI's foreign subsidiaries and affiliates. FEI has enjoyed a long and satisfactory relationship with its former auditors, PricewaterhouseCoopers, and expects to continue to engage them for associated services as may be required.

About Frequency Electronics
---------------------------

Frequency Electronics, Inc. is a world leader in the design, development and manufacture of high-technology frequency, timing and synchronization products for voice, video and data telecommunications delivered by satellite or terrestrial means for both commercial and DOD customers. The Company's technologies provide unique solutions that are essential building blocks for the next generation of broadband wireless and fiber optic communications systems, for critical defense applications and for the ongoing expansion of existing wireless and wireline networks. Additional information is available on FEI's website: www.frequencyelectronics.com.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:

The Statements in this press release regarding the future constitute "forward-looking" statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, inability to integrate operations and personnel, actions by significant customers or competitors, general domestic and international economic conditions, consumer spending trends, reliance on key customers, continued acceptance of the Company's products in the marketplace, competitive factors, new products and technological changes, product prices and raw material costs, dependence upon third-party vendors, competitive developments, changes in manufacturing and transportation costs, the availability of capital, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Contact information: General Joseph P. Franklin, telephone : (516) 794-4500
         WEBSITE: www.frequencyelectronics.com